                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                       ----------------------------------

                                  FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       GENAISSANCE PHARMACEUTICALS, INC.
            ------------------------------------------------------

            (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                                     06-1338846
           -----------------------                                          ----------------
           (State of Incorporation                                           (IRS Employer
              or Organization)                                              Identification No.)

             Five Science Park
           New Haven, Connecticut                                                06511
  ---------------------------------------                                      ----------
  (Address of Principal Executive Offices)                                     (Zip Code)

If this form relates to the registration of a class             If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the                  of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                       Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                     General Instruction A.(d), please check the
following box.  /  /                                            following box.  /X/


Securities Act registration statement file number to which this form relates:      333-35314
                                                                                ---------------
                                                                                (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class                                        Name of Each Exchange on Which
            to be so Registered                                        Each Class is to be Registered
            -------------------                                        -------------------------------
                  None                                                              None

Securities to be registered pursuant to Section 12(g) of the Act:

                                        Common Stock, $.001 par value
                                        -----------------------------
                                              (Title of Class)


Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     We incorporate by reference the description of our common stock, $.001 par value per share, appearing under the headings "Description of Capital Stock" and "Shares Eligible for Future Sale" in the our Registration Statement on Form S-1, including any amendments thereto (File No. 333-35314).

Item 2. EXHIBITS.

     The following exhibits are filed as part of this registration statement:

     3.1*     Amended and Restated Certificate of Incorporation.

     3.2**    Amended and Restated By-laws.

     4.1***   Form of Common Stock Certificate.

     4.2*** Form of Common Stock Purchase Warrant, together with a list of holders.

--------------

* Incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-1, including any amendments thereto (File No. 333-35314).

** Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-1, including any amendments thereto (File No. 333-35314).

*** Incorporated by reference to Exhibits of the same number to our Registration Statement on Form S-1, including any amendments thereto (File No. 333-35314).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              GENAISSANCE PHARMACEUTICALS, INC.


Date: July 11, 2000                           By: /s/ Gualberto Ruano
                                                  -----------------------------
                                                  Gualberto Ruano
                                                  Chief Executive Officer

                                       3